CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
REVENUES	$ 13,775	$ 15,829
COST OF REVENUES	6,054	9,356
GROSS PROFIT	7,721	6,473
OPERATING EXPENSES
Research and development, net	2,544	3,641
Sales and marketing	3,182	4,271
General and administration	2,602	3,191
Other expenses (income)	183	(2,317)
Total operating expenses	8,511	8,786
OPERATING LOSS	(790)	(2,313)
FINANCIAL EXPENSES (INCOME), NET	(278)	402
LOSS BEFORE INCOME TAX	(512)	(2,715)
INCOME TAX BENEFIT	225	58
NET LOSS FOR THE PERIOD	$ (287)	$ (2,657)
NET LOSS PER SHARE
Basic	$ (0.02)	$ (0.18)
Diluted	$ (0.02)	$ (0.18)
Weighted average number of ordinary shares used in computing basic net loss per share	14,958,339	14,938,339
Weighted average number of ordinary shares used in computing diluted net loss per share	14,958,339	14,938,339